-------------------------------------------------------------------------------

                        THE PARNASSUS Fund
                    Annual Report December 31, 2001
-------------------------------------------------------------------------------


                                                      February 4, 2002

Dear Shareholder:

     As of December 31, 2001, the net asset value per share (NAV) of the Parnassus Fund was $36.99, so after taking dividends into account, the overall return for 2001 was 7.84%. This compares to a loss of 11.89% for the S&P 500 ("S&P"), a loss of 20.82% for the Nasdaq Composite and a loss of 1.78% for the Lipper Multi-Cap Value Average. The average diversified U.S. stock fund lost 10.89% and 83% of U.S. stock funds posted negative returns. Given this background, we can be proud to be one of the minority of funds to make money this year, beating the S&P by almost 20% and the Nasdaq by over 28%.

     Below are a table and a graph comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Value Average over the past one, three, five and ten-year periods. The S&P is our benchmark index and the Lipper Multi-Cap Value Average is our mutual fund peer group. We're including the Nasdaq index for information only. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment of the Parnassus Fund. The overall return column in the table shows investment performance only and does not deduct the sales charge. The performance figures for the average multi-cap value fund also do not deduct any sales charges that may apply.



------------------------------------------------------------------------------------------------------------------
Periods Ending            Average Annual       Average Annual        S&P 500      Lipper Multi-Cap      Nasdaq
December 31, 2001          Total Return        Overall Return         Index        Value Average          Index
------------------------------------------------------------------------------------------------------------------
One Year                       4.07%                7.84%           (11.89%)           (1.78%)          (20.82%)
Three Years                   16.17%               17.56%            (1.02%)            5.66%            (3.57%)
Five Years                    15.57%               16.40%            10.68%            10.81%             8.94%
Ten Years                     15.33%               15.74%            12.90%            14.51%            12.76%
------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

[graph here]
Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

USE OF CASH AS A STRATEGY
     As you can see from the graph and the table, the Parnassus Fund has outperformed all the indices over most of the indicated periods by a substantial margin. The strategy we used in 2001, though, was quite different than that used in previous years. Historically, Parnassus followed a buy-and-hold strategy with relatively low turnover. That approach has important benefits -- among them lower trading costs. Being in the market at all times also means we participate in any upward moves. Unfortunately, that strategy also has an important downside: when the market goes down, our stocks go down with it.

     Some investors use market-timing to move into and out of stocks according to their predictions of the future. Most such strategies have limited success although some have been reasonably successful in taking advantage of regularly recurring cycles. Despite the gains we achieved by going to cash over the past 18 months, I still don't consider myself a market-timer. There are just too many random movements to be consistently successful with pure market-timing.

     I do, however, think it is possible to determine if a stock is undervalued, overvalued or fairly valued. I also think that there are times when most stocks are undervalued, overvalued or fairly valued. When most stocks are overvalued, I now think it makes sense to have a major portion of one's assets in cash. Previously, I thought it was best to be fully invested at all times.

     To illustrate the change in my thinking, let's consider the performance of the Parnassus Fund over the past five years. As you can see from the table, the Parnassus Fund has averaged 16.40% per year over the past five years compared to 10.68% for the S&P and 8.94% for the Nasdaq. We have significantly outperformed these indices over the five-year period, but each year tells a different story. In 1997, the Fund led the S&P for most of the year until it slumped in the fourth quarter. Nevertheless, 1997 was still a strong year as the Fund gained 29.70% compared to 33.36% for the S&P. We stayed fully invested in the fourth quarter despite my concerns about the economy resulting from the Asian financial crisis in 1997. As it turns out, it would have been better to sell off some of our stocks in the fourth quarter which would have helped our performance.

     1998 was a very difficult year. We ended the year with a gain of only 1.40% compared to 28.58% for the S&P. Part of the problem was that I did some very bad stock-picking that year, but that problem was exacerbated by staying fully-invested even though I thought stocks were overvalued given the uncertain economic situation caused by the Asian financial crisis.

     1999 was a great year for the Parnassus Fund as we gained 47.74% compared to 21.04% for the S&P. We had a heavy concentration of technology stocks which were undervalued because of the events of 1998, but these companies had a strong recovery and our portfolio participated in the upswing.

     2000 was a relatively good year for the Fund as we gained 1.98% compared to a loss of 9.10% for the S&P. (That was also the year the Nasdaq lost 39.2%) Until the end of the year, the economy remained strong so we stayed fully invested until October. Although we made money for the year, the Fund dropped from its highs as the stock market sank. As I wrote in a quarterly report at the time, I was very uncomfortable with the internet boom so we saved a lot of money by avoiding the dot-com bust. We did, however, hang onto our solid technology stocks and they went down as well, pulling the Fund down from its highs of the year. I didn't detect any economic weakness until late in the year, but when I did, we started selling some of our shares which reduced our exposure. This move helped us to be one of the minority of mutual funds to actually make money in 2000.

     As you can see from the table, 2001 was an excellent year for us as we gained 7.84% compared to a loss of 11.89% for the S&P. Some of this performance was due to good stock-picking, but much of it was because we had about half our assets in cash for most of the year. Going partially to cash actually enhanced our stock-picking since we only had to invest in stocks we considered undervalued and felt no pressure to have all our assets in the market.

     Given this history, you can see why we're inclined to go to cash when we can't find any undervalued stocks. Although some might argue that this new policy is a close cousin to market-timing, I think there is an important, but subtle difference. I make no claim to be able to predict short-term moves in the market, but I do think I can tell when stocks are overvalued or undervalued and when I can't find undervalued stocks, it makes sense to go into cash.

     Some critics would argue that the Parnassus Fund might get left behind if the market takes off while we have a substantial cash position. This is definitely a possibility, but I think that risk is outweighed by the reduction in risk you get when stocks are overvalued. Cash played a critical role in preventing the Fund from being exposed to negative compounding.

     To illustrate the effects of negative compounding, let's assume you put $100 into an internet or aggressive technology fund at the beginning of 1999. Let's also assume that you earned 86% on your investment in 1999 which would not be all that unusual because that's what the Nasdaq gained that year. Let's also assume that your investment declined by 39% in 2000 and by 21% in 2001 because that's what the Nasdaq did in each of those years. At first glance, you might think you still had a positive return after three years because you were up 86% one year and down 60% in the next two years (loss of 39% plus a loss of 21%).

     What this first impression fails to account for is negative compounding. Starting with $100, you would end 1999 with $186 assuming an 86% return. At the end of 2000, you would have $113 (loss of 39% of $186). At the end of 2001, you would have only $89 (loss of 21% of $113). So over the three-year period, you would experience a loss of 11% even after going up 86% in 1999. That's the power of negative compounding! By comparison, had you invested $100 in the Parnassus Fund at the beginning of 1999, you would have had $157 at the end of 2001 (even after paying the maximum sales charge of 3.5%) which would have meant a return of 57% over the three-year period.


HOW WE BEAT THE MARKET IN 2001
     From this discussion, you can see that some of our good fortune in 2001 was due to keeping a heavy cash position. However, much of it was due to good stock-picking. We gained a little under 8% for the year, but only about 1.5% of that came from interest on the cash. (Interest rates on cash averaged about 3% for the year and we had half the portfolio in cash so the return was about 1.5%.) Almost 6% of our gain came from stock selection which is pretty good in a down year. (This amounts to a 12% return on the invested portfolio since half our assets were in cash.) Of course, we had the advantage of having to buy only those stocks we considered undervalued rather than having to put all our assets into the market.

     The company making the biggest contribution was PETsMART, a retailer of pet food and supplies, which added a full dollar to the NAV. It climbed 242%, going from $2.88 to $9.84. Unfortunately, I can't claim credit for picking this stock. The credit belongs to Todd Ahlsten, our Director of Research, who was the first to see that the company was on the verge of a powerful recovery. Better inventory control reduced costs and remodeled stores increased sales.

     Adaptec, the maker of chips that speed the flow of information inside personal computers, increased the Parnassus share price by 78 cents. The stock gained 95.9% as it went from $8.00 at the beginning of the year to $15.67 at the time we sold it late in the year.

     LSI Logic, the Silicon Valley producer of specialized semiconductors, contributed 57 cents to the NAV. The stock actually dropped during the year since it opened at $17.09 and closed the year at $15.78 for a loss of 7.7%. However, we bought the stock during the year at $11.35 and sold it at $16.14. This is a good example of the strategy we discussed earlier. Sometimes, it doesn't pay to be a long-term investor. It makes more sense to buy when we're confident a stock is undervalued and sell if we think it's fully valued.

     Avocent, a company that makes switches so that a single monitor and keyboard can control dozens of computers, contributed 43 cents to the NAV. We bought the stock at $17.09 and sold it for $20.04 during the year for a gain of 17.3%.

     Genentech, the biotechnology company, added 25 cents to the Parnassus share price. Our cost was $40.61 and we sold it during the year at $57.25 for a gain of 41%.

     Target, the discount retailer, contributed 21 cents to the NAV. Our cost was $28.05 and we sold it at $35.49 for a gain of 26.5%.

     J.P. Morgan, a large banking corporation, moved the NAV up 19 cents. It started the year at $45.44 and rose to $49.10 at the time we sold it for a gain of 8.1%.

     Not all our stocks went up during the year. Lucent caused the NAV to drop 42 cents as its stock went from $13.50 to $7.57 at the time we sold it. An enormous drop in telecommunications spending caused the stock price to plummet. The company also took on too much debt which made the issue too risky for the Parnassus Fund.

     Redback Networks made the NAV drop by 37 cents as the stock went from our cost of $5.34 to $3.95 at the end of the year. Redback makes routers for use in high-speed internet service. A drop in spending for internet applications caused Redback to lose money in the second half of the year. As we discussed in the last quarterly report, we are still holding Redback because of its excellent products and a new management team headed by Cisco veteran Kevin DeNuccio.

     Subsequent to the publication of our last quarterly report, I learned that a number of shareholders invested in Redback because of our positive comments. I would like to point out that the purpose of these quarterly reports is not to give stock tips, but rather to report on our investment performance. Redback is a relatively small company and there is a lot of risk involved in investing in the stock. The Parnassus Fund can take that risk because Redback is part of a diversified portfolio and we think that the upside potential outweighs the downside risk.

     As far as individual shareholders are concerned, I would ask that you not invest in a company just because I write about it positively. Change can come quickly to a company and an individual shareholder may not have the research available to detect the change. For that reason, I would hope that shareholders exercise caution if they decide to invest in portfolio companies -- especially if they're relatively small and risky like Redback. Remember, just because I like a company is no guarantee that an investment will be successful.

     Venator, the parent of Foot Locker, caused the NAV to drop by 35 cents since the stock went from $15.50 to $12.02 when we sold it for a drop of 29%. Although we lost money on the company this year, our original cost was $6.01 so we doubled our money during the holding period even though the stock declined from the first of the year to the time when we sold it.

     Corning, the manufacturer of fiber optic cable, dropped the price of Parnassus shares by 34 cents. The stock went from our cost of $18.88 to $14.26 at the time we sold it for a loss of 24.5%. Overcapacity of installed fiber cable and the huge decline in telecommunications capital spending caused the decline in the stock price.


OUTLOOK AND STRATEGY
     As this report is being written in mid-January, stock prices are very high in relation to sales, earnings and book values. Since the first of October, the stock market has climbed to very high levels and it's hard to find undervalued issues. There were two false rallies in 2001-- one in January and one that began in April. Stocks shot way up and then came down again -- going lower and lower each time.

     When the stock market reopened in late September after the attacks on the Pentagon and the World Trade Center, the market dropped to a very low level. We had 60% of the portfolio in cash at the time so we were in a very good position to buy stocks at bargain levels. We started to invest -- slowly and carefully --and managed to get another 10% of the portfolio into stocks which brought our cash position down to 50%.

     Unfortunately, the market took off before we had a chance to complete our "buy" program. We moved slowly and deliberately since October has often been a difficult month for stocks and we figured that the market might drop even further. By the time November rolled around, prices were so high that we couldn't find much to buy at valuations we considered attractive. In fact, prices are now so high that they're completely discounting an economic recovery.

     Given this situation, only one of two things can happen over the next year. Either there will be a sharp downward correction in stock prices or returns will be very low over the next year.

     As most of you know, Warren Buffett is a man I admire very much and his philosophy provided some of the inspiration for the Parnassus Fund. He made one of his rare television appearances on CNBC on December 20. He said that he expected the economic recovery to be a slow one because so much inventory and capital goods had been produced during the economic boom that it would take some time for the surplus to be used up. He also indicated that he was out looking for stocks every day, but was having a hard time finding any that were undervalued. Because of this overvaluation and the slow recovery, he anticipated that the average investor would earn only a 7% annual return over the next few years. It seems to me that this assessment is right on target.

     What, then, should be the Parnassus strategy? At the end of the year, we had 60% of our assets in cash after having sold off more shares as prices rose to overvalued levels. As of mid-January, we have invested another 12% of the portfolio to bring the cash position down to 48%.

     We haven't been able to invest in any of the technology issues that did so well for us in 1999. They're way too expensive. We have, however, been able to find some undervalued companies here and there -- some telecom issues, a healthcare stock and a few financials. Although I had hoped to be fully invested by this time, it's just not possible given market conditions.

     As I said earlier, the two market possibilities are for a sharp downward correction or low returns for the rest of the year. If there's a sharp downward correction, our job will be very easy. We'll put 100% of our money to work in the stock market and we'll probably have some very attractive returns.

     If there is no sharp downward correction, we'll continue to invest our cash slowly, looking for opportunities here and there in undervalued stocks. The main risk to this strategy is being left behind if the market takes off and heads much higher. This is possible, but I don't think it's likely. There are, of course, no guarantees. It is worth noting, though, that we have been able to actually beat the S&P since the rally began at the end of September even though half our assets have been in cash. For the period from September 30 through December 31, the S&P rose 10.29% while the Parnassus Fund gained 13.73%. Stock selection was able to overcome the handicap of having 50% of our assets in cash.


COMPANY NOTES
     Craig Barrett, President of Intel Corporation, received the 2001 Founder's Award from the National Alliance of Business for his leadership in bolstering math, science and technology education, strengthening teacher quality and for Intel's contribution to talented and underserved young people. Dana Corporation received the Ford Motor Company Citizenship Award in recognition of its minority-supplier development efforts, community support and environmental initiatives.

     Washington Mutual donated $50 million in 2001 to non-profit community organizations involved with affordable housing initiatives. The company also announced a commitment of $375 billion over ten years for lending to low and moderate-income communities across the country.

     The Federal National Mortgage Association ("Fannie Mae") announced a partnership with First Horizon of Tennessee to provide $10 billion in mortgage loans to low and moderate-income borrowers nationwide. The program will provide mortgages with little or no down payment to first-time home buyers in an effort to break down barriers, lower costs and increase access to homeownership.


PERSONNEL MATTERS
     Currently, we have three excellent interns working with us. Andrew Liersch is a 1996 graduate of Cornell University and has studied Mandarin at Beijing University in China. His work experience includes consulting with Deloitte & Touche and Enigma, a software concern. He has also worked as a manager with BroadBand Office and with Global One, an internet and e-commerce firm. We are, indeed, fortunate to have someone with Andy's background working with us.

     Shika Mehra is a graduate of the University of Pennsylvania where she studied economics. She has also studied at the University of Leeds in England and at the University of Bradford in New Delhi, India. Her work experience includes a stint at ABN Amro Bank in New Delhi and as a marketing assistant for a canned fruit company in India. She is also an excellent tennis player.

     Coming to us from Belgium is Robert-Jan van Spaendonck. He is currently studying management and finance at KHKempen-Turnhout near Antwerp. He also studied commerce on a scholarship at Handelshogeschool in Antwerp. In his spare time, he plays soccer, squash and field hockey. He has also worked as a wine steward at "The Factory" restaurant in Turnhout.

     For our staff profile for this report, we've chosen Ben Shih-Pin Liao who works as a financial analyst for Parnassus Investments. Ben was born in 1969 in Taiwan. He attended elementary and middle school near Taichung before coming to the United States to attend high school. While attending Albany High School, he lived with his uncle in Berkeley, California. After graduating from high school, Ben enrolled at Contra Costa Community College where he studied business administration. After two years, he transferred to UCLA where he studied economics, receiving his bachelor's degree in 1992.

     After finishing his undergraduate studies, Ben interned at the Parnassus Fund. While still an intern, Ben was accepted into the MBA program at the University of San Francisco for the fall of 1993. While waiting to start the MBA program, Ben took a temporary job here at Parnassus Investments doing research. He did such a good job that we offered him a permanent position. To take the job, Ben enrolled in USF's part-time evening program so he could work and study at the same time. Showing great discipline, he earned his MBA in 1997.

     Besides working as a financial analyst, Ben is also our head trader and manages the California Tax-Exempt Fund. Because we're a small organization, all staff members have to wear several hats, but Ben is one of the most versatile people at Parnassus Investments.

     Ben married his wife, Julia, in November of 2000 in a beautiful outdoor ceremony at Wente Vineyard in Livermore, California. It was a very traditional American wedding that reminded me of weddings my relatives had when I was a boy growing up in Illinois. Of course, 80% of the guests were Asian and I'm sure they were more accustomed to a Chinese banquet than a traditional American wedding with an American minister officiating. In fact, there's no doubt that some of the guests from Taiwan considered the festivities to be an exotic cultural experience.

     Ben and Julia just had their first baby in late January -- a beautiful little girl named Isabelle Liao. The couple owns a home in Union City, California near where Julia works.

     Ben and Julia enjoy going to symphonies, operas and Broadway musicals. Their favorite charity is the Tze-Chi Foundation which carries out disaster relief and other good works in Taiwan and in America.

     Finally, I would like to thank all of you for investing in the Parnassus Fund.

                                  Yours truly,



                                                               Jerome L. Dodson

                                    President

THE PARNASSUS FUND

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of The Parnassus Fund:

         We have audited the accompanying statement of assets and liabilities of the Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Parnassus Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

San Francisco, California

January 18, 2002


THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2001 THROUGH DECEMBER 31, 2001 (UNAUDITED)


Company                       Realized Gain (Loss)No. of Shares          Cost  Per Share   Sale Proceeds  Per Share
--------------------------------------------------------------------------------------------------------------------------
Adaptec, Inc.                        $  6,735,166    1,000,000 $   8,930,662   $   8.93    $ 15,665,828     $ 15.67
Altera Corporation                        166,607       20,000       371,375      18.57         537,982       26.90
American Power Conversion                (175,153)     750,000     9,861,435      13.15       9,686,282       12.92
AnnTaylor Stores Corporation               98,165       10,000       196,850      19.69         295,015       29.50
Autodesk, Inc.                            547,535      102,500     2,901,975      28.31       3,449,510       33.65
Avocent Corporation                     4,098,109    1,035,000    23,550,178      22.75      27,648,287       26.71
Boston Scientific Corporation              92,468      100,000     1,407,219      14.07       1,499,687       15.00
Cardinal Health, Inc.                   9,039,909      263,000     8,217,630      31.25      17,257,539       65.62
CIENA Corporation                         705,501      250,000     3,772,050      15.09       4,477,551       17.91
Cisco Systems, Inc.                    (1,540,420)     425,000     9,938,890      23.39       8,398,470       19.76
Clorox Company                           (380,415)     200,000     6,530,289      32.65       6,149,874       30.75
Cognex Corporation                        931,201      200,000     3,528,029      17.64       4,459,230       22.30
Compaq Computer Corporation              (646,099)     500,000     9,433,780      18.87       8,787,681       17.58
Corning, Inc.                          (4,114,184)     500,000    10,532,890      21.07       6,418,706       12.84
EMC Corporation                           466,329      250,000     4,048,520      16.19       4,514,849       18.06
Federal Home Loan Mortgage Corp.        1,906,197      110,000     5,108,770      46.44       7,014,967       63.77
Federal National Mortgage Assoc.          235,304       10,000       562,819      56.28         798,123       79.81
H.B. Fuller Company                     1,070,683      160,000     4,914,324      30.71       5,985,007       37.41
Gap, Inc.                                 298,522      200,000     2,471,185      12.36       2,769,707       13.85
Genentech, Inc.                         2,500,023      160,000     6,623,898      41.40       9,123,921       57.02
Genuine Parts Company                       1,811       10,000       272,830      27.28         274,641       27.46
Guidant Corporation                       183,295       20,000       823,974      41.20       1,007,269       50.36
Hewlett-Packard Company                (3,214,761)     375,000    14,533,128      38.76      11,318,367       30.18
Illinois Tool Works                       233,896       25,000     1,245,808      49.83       1,479,704       59.19
Intel Corporation                       9,476,855      725,000    12,992,976      17.92      22,469,831       30.99
J.P. Morgan Chase & Company             2,328,389      445,000    20,523,840      46.12      22,852,229       51.35
K-Swiss, Inc.                              90,975       25,000       672,749      26.91         763,724       30.55
KeyCorp                                   (71,794)     150,000     3,580,620      23.87       3,508,826       23.39
The Kroger Company                      3,928,234      500,000     7,791,974      15.58      11,720,208       23.44
LSI Logic Corporation                   2,262,585    1,200,000    22,767,766      18.97      25,030,351       20.86
Lucent Technologies, Inc.              (5,904,923)     700,000    11,203,675      16.01       5,298,752        7.57
MedQuist, Inc.                            370,889       82,000     1,313,180      16.01       1,684,069       20.54
Mentor Graphics Corporation            10,278,908    1,400,000    21,057,145      15.04      31,336,053       22.38
PETsMART, Inc.                          3,973,266      850,000     3,835,434       4.51       7,808,700        9.19
Roxio, Inc.                               621,319      200,000     2,521,746      12.61       3,143,065       15.72
Sara Lee                                    4,006       28,000       613,374      21.91         617,380       22.05
Schwab (Charles) Corp.                 (1,688,982)     550,000     8,441,656      15.35       6,752,674       12.28
Target Corporation                      4,886,080      650,000    18,262,929      28.10      23,149,009       35.61
Venator Group, Inc.                     6,010,366    1,000,000     6,009,661       6.01      12,020,027       12.02
Vitesse Semiconductor Corp.             1,470,283      500,000     5,435,562      10.87       6,905,845       13.81
Wild Oats Markets, Inc.                  (336,399)     470,000     3,482,359       7.41       3,145,960        6.69
Xilinx, Inc.                               80,743        5,000       130,500      26.10         211,243       42.25
-----------------------------------------------------------------------------------------------------------------------------
      Total                           $57,020,489               $290,415,654               $347,436,143



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2001


                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS
       50,000     Building Materials
                  Holding, Corporation (1)                                          0.1%       $         542,500
                  COMPUTER PERIPHERALS
      600,000     EMC Corporation (1)                                                                  8,064,000
      150,000     SonicWALL, Inc. (1), ( 2)                                                            2,916,000
                  Total                                                             2.7%         $    10,980,000
                  COMPUTER SOFTWARE
      300,000     Adobe Systems, Inc. (2)                                           2.3%        $      9,315,000
                  COMPUTERS
      800,000     Compaq Computer Corp.                                                                7,808,000
      150,000     Hewlett-Packard Company                                                              3,081,000
      201,000     RadiSys Corporation (1), (2)                                                         3,951,660
                  Total                                                             3.7%         $    14,840,660
                  FINANCIAL SERVICES
      290,000     Fannie Mae                                                                          23,055,000
      340,000     Freddie Mac                                                                         22,236,000
      150,000     Washington Mutual, Inc. (2)                                                          4,905,000
       10,000     Wells Fargo & Company                                                                  434,700
                  Total                                                            12.5%         $    50,630,700
                  INDUSTRIAL
      100,000     Baldor Electric Company (2)                                                          2,095,000
      400,000     Dana Corporation                                                                     5,552,000
                  Total                                                             1.9%        $      7,647,000
                  PHARMACEUTICAL
      350,000     Watson Pharmaceuticals,
                  Inc.1                                                             2.7%         $    10,986,500
                  RETAIL
      550,000     Gap, Inc                                                                             7,667,000
      650,000     PETsMART, Inc. (1)                                                                   6,396,000
                  Total                                                             3.5%         $    14,063,000
                  SEMICONDUCTORS
      100,000     Intel Corporation (2)                                                         $      3,145,000
       50,000     Vitesse Semiconductor
                  Corp. (1),  (2)                                                                        623,000
                  Total                                                             0.9%        $      3,768,000
                  TELECOMMUNICATION
                  EQUIPMENT
       50,000     CIENA Corporation (1), (2)                                                             715,500
      525,000     Cisco Systems, Inc. (1),  (2)                                                        9,507,750
    3,300,000     Redback Networks Inc. (1),  (2)                                                     13,035,000
                  Total                                                             5.7%         $    23,258,250
                  TELECOMMUNICATION
                  PROVIDER
       20,000     Sprint Corporation                                                0.1%      $          401,600

                  Total common stocks
                  (cost $122,658,489)                                              36.1%         $  146,433,210






    Principal                                                                 Percent of
       Amount     Convertible Bonds                                           Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------------------
 $  9,000,000     Redback Networks Inc.
                  5.000%, due 04/01/07
                  (cost $5,598,234)                                                 1.1%        $      4,633,380

Total investment in common stocks and
                  convertible bonds (cost $128,256,723)                            37.2%         $   151,066,590


    Principal                                                                 Percent of
---------------------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
                  U.S. Government Agency Discount Notes
  $48,000,000     Federal National Mortgage Association
                  Zero Coupon,
                  1.750% equivalent,
                  matures 01/07/02                                                               $    47,983,946
   76,000,000     Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.690% equivalent,
                  matures 01/25/02 (2)                                                                75,912,389
   75,000,000     Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.730% equivalent,
                  matures 01/15/02                                                                    74,945,938

                  Total (cost $198,842,273)                                        49.0%          $  198,842,273

                  Repurchase Agreements
    5,904,570     Lehman Bros.
                  Triparty RepurchaseAgreement (Repurchase agreement with Lehman
                  Bros. dated 12/31/01, effective yield is 1.935% matures
                  01/02/02, (3) collateralized by Thornberg Mortgage CMO, par value $6,753,275, 10/25/41, total market value $6,175,765)
                  (cost $5,904,570)                                                 1.5%        $      5,904,570

                  Certificates of Deposit (4)
$     100,000     Albina Community Capital Bank
                  5.970%, matures 01/23/02                                                   $            99,748
      100,000     Community Capital Bank
                  5.050%, matures 02/05/02                                                                99,606
      100,000     Community Bank of the Bay
                  3.250%, matures 09/04/02                                                                97,296
      100,000     Wainwright Bank & Trust Co.
                  2.810%, matures 10/23/02                                                                96,759
      100,000     Vermont Development Credit Union
                  3.000%, matures 04/25/02                                                                98,730
       34,856     Self Help Credit Union
                  5.610%, matures 01/15/02                                                                34,856
      100,000     South Shore Bank Cleveland
                  2.500%, matures 11/02/02                                                                96,650

                  Total (cost $633,432)                                             0.2%       $         623,645

    Principal                                                                 Percent of
----------------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
                  Registered Investment Companies - Money Market
                  Funds
  $15,859,137     Goldman Sachs FS
                  Government Fund
                  variable rate 2.050%                                                           $    15,859,137
   16,053,530     Janus Government Fund
                  variable rate 2.120%                                                                16,053,530
       88,814     Scudder Government Fund
                  variable rate 1.940%                                                                    88,814
   14,000,000     Janus Money Fund
                  variable rate 2.200% (3)                                                            14,000,000
      200,000     Marshal Funds Class I MMF
                  variable rate 2.170% (3)                                                               200,000
   15,000,000     Merrimac Cash Fund
                  variable rate 2.130% (3)                                                            15,000,000
   18,039,680     Merrill Lynch Premier
                  Institution
                  variable rate 3.060% (3)                                                            18,039,680

                  Total (cost $79,241,161)                                         19.5%        $     79,241,161

                  Floating Rate Securities
$  15,000,000     Bear Stearns Co. FO MTN
                  variable rate 2.065%,
                  matures 02/01/02 3
                  (cost $14,997,750)                                                3.7%        $     14,997,750

                  Community Development Loans (4)
      100,000     Vermont Community
                  Loan Fund                                                                               94,510
      100,000     Boston Community
                  Loan Fund                                                                               96,989
                  Total (cost $200,000)                                             0.0%      $          191,499

Total short-term securities
                  (cost $299,819,186)                                              73.9%           $ 299,800,898

                  Total securities                                                111.2%           $ 450,867,488
                  Payable upon return of securities loaned                       - 16.8%            (68,142,000)
                  Other assets and liabilities-net                                  5.6%              22,810,439
                  Total net assets                                                100.0%          $  405,535,927


1  These securities are non-income producing.

2 This security or partial position of this security is on loan at December 31, 2001 (See Note 1). The total value of securities on loan at December 31, 2001 was $67,367,284.

3 This security purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

Assets
Investments in securities, at market value
(identified cost $128,256,723) (Note 1)                    $ 151,066,590
Temporary investments in short-term securities
(identified cost $299,819,186)                          299,800,898
Cash 22,389,846
Receivables:
Dividends and interest                                      267,238
Capital shares sold                                       1,113,781
NSCC - FundServ                                             223,191
Other assets                                                 28,156
     Total assets                                      $474,889,700

Liabilities
Payable upon return of securities loaned                 68,142,000
Capital shares redeemed                                     930,297
Fees payable to Parnassus Investments                       268,346
Other liabilities                                            13,130
     Total liabilities                                $  69,353,773

Net assets
   (equivalent to $36.99 per share based on 10,963,004.839 shares
   of capital stock outstanding)                       $405,535,927
Net assets consisting of
Undistributed net investment income                         609,377
Unrealized appreciation on securities                    22,791,579
Undistributed net realized gain                          10,946,043
Capital paid-in                                         371,188,928
       Total net assets                                $405,535,927

Computation of net asset value and offering price per share Net asset value and redemption price per share
   ($405,535,927 divided by 10,963,004.839 shares)        $   36.99
Offering price per share (100/96.5 of $36.99)+            $   38.33

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

 THE PARNASSUS FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

Investment income
Dividends                                                 $       1,135,231
Interest                                                         8,679,046
Other income                                                       388,837
   Total investment income                                $     10,203,114

Expenses
Investment advisory fees (Note 5)                                2,432,811
Transfer agent fees (Note 5)                                       491,298
Fund administration (Note 5)                                        80,000
Service provider fees (Note 5)                                     182,388
Reports to shareholders                                            171,424
Registration fees and expenses                                      54,548
Custody fees                                                        74,187
Professional fees                                                  104,819
Trustee fees and expenses                                           96,703
Other expenses                                                      27,378
   Total expenses                                        $       3,715,556
       Net investment income                             $       6,487,558

Realized and unrealized gain on investments Realized gain from security transactions:
   Proceeds from sales                                         347,436,143
   Cost of securities sold                                    (290,415,654)
       Net realized gain                                  $     57,020,489

Change in unrealized appreciation of securities:
   Beginning of period                                          57,108,440
   End of period                                                22,791,579
       Net change in unrealized appreciation of securities    $(34,316,861)

Net realized and unrealized gain on securities               $  22,703,628
Net increase in net assets resulting from operations         $  29,191,186


THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                            Year Ended              Year Ended
December 31, 2001                                                    December 31, 2000
----------------------------------------------------------------------------------------------------------------------
From operations
Net investment income                                                  $    6,487,558         $       483,901
Net realized gain from security transactions                               57,020,489              86,028,744
Net change in unrealized appreciation of securities                       (34,316,861)          (80,474,497)

Increase in net assets resulting from operations                       $   29,191,186          $    6,038,148

Dividends to shareholders
From net investment income                                                 (5,878,181)               (537,513)
From realized capital gains                                               (46,071,160)            (85,973,737)

Increase in net assets from capital share transactions                     67,485,469              77,464,936

Increase (decrease) in net assets                                      $   44,727,314          $   (3,008,166)

Net assets
Beginning of period                                                       360,808,613             363,816,779
End of period
   (including undistributed net investment
    income of $609,377 in 2001 and $0 in 2000)                           $405,535,927             $360,808,613


THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund. Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Investment Income, Expenses and Distributions: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"), which requires that bond premiums and discounts be amortized. The cumulative effect of applying the required changes has no impact on the net assets reported in the financial statements but resulted in the following:

       For the Year Ended December 31, 2001
------------------------------------------------------------------------------
       Increase in Undistributed Net Investment Income             $    363,234
       Increase/(Decrease) in Net Unrealized Appreciation of
       Investments                                                  $  (363,234)

     Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.
     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings. Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PARNASSUS FUND

2.   Distributions
     Net realized gains are distributed in the year in which the gains arise. The Fund paid income dividends totaling $5,878,181 (aggregate of $0.558 per share) during the year ended December 31, 2001. The Fund paid capital gain dividends totaling $46,071,160 (aggregate of $4.736 per share) during the year ended December 31, 2001.
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United Stated of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
     There were no permanent differences incurred during the year ended December 31, 2001, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in.

3.   Capital Stock

     As of December 31, 2001 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $371,188,928.
     Transactions in capital stock (shares) were as follows:

                                                                           Year Ended                     Year Ended
                                                                    December 31, 2001               December 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount         Shares          Amount
-------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                            1,268,615    $ 49,793,791      1,134,648     $ 67,325,408
     Shares issued through dividend reinvestment            1,270,449      48,245,078      2,089,233       80,268,567
     Shares repurchased                                     (776,087)    (30,553,400)    (1,203,413)     (70,129,039)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase                                           1,762,977    $ 67,485,469      2,020,468    $  77,464,936
-------------------------------------------------------------------------------------------------------------------------------

4.   Purchases and Sales of Securities
     Purchases of securities were $214,207,458 and the cost of securities sold was $290,415,654, for the year ended December 31, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2001, are $428,024,158 and $22,843,330, respectively. Of the $22,843,330 of net unrealized appreciation at December 31, 2001, $28,046,164 related to appreciation of securities and $5,202,834 related to depreciation of securities.

THE PARNASSUS FUND

5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,432,811 for the year ended December 31, 2001.
     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $571,298 for the year ended December 31, 2001. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $491,298 for the year ended December 31, 2001), and the fund administration fee was $6,667 per month (for an aggregate amount of $80,000 for the year ended December 31, 2001). Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $182,388 for the year ended December 31, 2001. In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 2001 totaling $321,824, of which $73,420 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.
     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.

THE PARNASSUS FUND


6.   Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the year ended
     December 31 are as follows:

                                                            2001         2000         1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 39.22      $ 50.67      $ 36.24     $ 35.74      $34.39
Income from investment operations:
Net investment income (loss)                               0.68         0.07        (0.21)       (0.06)      (0.14)
Net realized and unrealized gain on securities             2.39         0.68        17.29         0.56       10.04
   Total income from investment operations                 3.07         0.75        17.08         0.50        9.90
Distributions:
Dividends from net investment income                      (0.56)       (0.08)           .--          .--         .--
Distributions from net realized gain on securities        (4.74)      (12.12)       (2.65)           .--     (8.55)
    Total distributions                                  (5.30)       (12.20)       (2.65)          .--      (8.55)
Net asset value at end of period                         $ 36.99     $ 39.22      $ 50.67      $ 36.24      $35.74
Total overall return*                                      7.84%        1.98%       47.74%        1.40%      29.70%
Ratios/supplemental data:
Ratio of expenses to average net assets                    1.00%        0.92%        1.07%        1.10%       1.11%
Ratio of net investment income (loss) to average net assets1.73%        0.12%      (0.50%)      (0.09%)     (0.44%)
Portfolio turnover rate                                  127.43%      120.58%       65.70%       99.20%      68.90%
Net assets, end of year (000's)                         $405,536    $360,809     $363,817      $302,762    $337,425

* Total overall return figures do not adjust for the sales charge.

     The Fund has adopted the provisions of the Guide effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.04, ($0.04), and 0.10%, respectively.

THE PARNASSUS FUND

TAX INFORMATION (UNAUDITED)

YEAR ENDED DECEMBER 31, 2000

The following tax information represents disclosures of various tax benefits passed through to shareholders. In accordance with the Code, the following Fund is designating the following amount of long-term capital gain dividends:
       The Parnassus Fund                                        $ 42,345,000


THE PARNASSUS FUND

INDEPENDENT TRUSTEES (UNAUDITED)
                                                                                Number of
                                                                                Portfolios
                                                                                in the Fund
                        Term of Office+                                                     Complex
                        and Length of                                           Overseen    Other Directorships
Name, Age, Address*     Time Served   Principal Occupation During Past 5 Years  by Trustee  Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Gail L. Horvath, 52     Since 1998    Owner and Director of New Product         Four        The Parnassus Income Trust
                                      Development at Just Desserts.
----------------------------------------------------------------------------------------------------------------------------
Herbert A. Houston, 58  Since 1992    Chief Executive Officer of the Haight     Four        The Parnassus Income Trust
                                      Ashbury Free Clinics, Inc. 1987-1998.
                                      Currently, a health care consultant.
Cecilia C.M. Lee, 58    Since 1998    President of hybridArts.com, a Silicon    Four        The Parnassus Income Trust
                                      Valley-based electronics firm.
Leo T. McCarthy, 71     Since 1998    President of the Daniel Group, a partnership          Four Forward Global Fund
                                      involved in domestic investments. Director
                                      The Parnassus Income Trust of Linear
                                      Technology, Accela, Inc. and the
                                      Forward Funds.
Donald E. O'Connor, 65  Since 1998    Retired executive for the Investment      Four        Advisor Series Trust
                                      Company Institute 1969-1997. Director of              Forward Global Fund
                                      Advisors Series Trust and the Forward Funds.          The Parnassus Income Trust
Howard M. Shapiro, 70   Since 1992    Consultant to non-profit organizations    Four        Albina Community Bank
                                      specializing in marketing, advertising,
                                      The Parnassus Income Trust
                                      fund-raising and organizational structure.
                                      Director and Vice Chairman of Albina
                                      Community Bank in Portland, Oregon.
Joan Shapiro, 59        Since 1992    Chairman of Seer Analytics. Executive with            Four The Parnassus Income Trust
                                      South Shore Bank of Chicago 1977-1997.


INTERESTED TRUSTEESS.
----------------------------------------------------------------------------------------------------------------------------------
Jerome L. Dodson, 58    Since 1985    President of The Parnassus Fund,          Four        The Parnassus Income Trust
                                      The Parnassus Income Trust and President
                                      and Director of Parnassus Investments
                                      since June of 1984.
------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise noted, the address of the Trustees is c/o Parnassus Investments, One Market-Steuart Tower, #1600, San Francisco, CA 94105.

+ There is no set term of office for Trustees. The table shows the number of years for which they have served as Trustee.

ss. "Interested" Trustee, as defined in the 1940 Act, by reason of employment with and majority owner of Parnassus Investments, the Fund's advisor.

The Statement of Additional Information (SAI) contains further information about the Fund's trustees and is available without charge upon request. To request information, call Parnassus Investments toll free at (800) 999-3505.

                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                            Gardner, Carton & Douglas
                               321 N. Clark Street
                                Chicago, IL 60610

                              Independent Auditors
                              Deloitte & Touche llp
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105


                               The Parnassus Fund
                            One Market-Steuart Tower
                                    Suite1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com


                  This report must be preceded or accompanied by
                                a current prospectus.